EXHIBIT 13(a)

                    LUTHERAN BROTHERHOOD MONEY MARKET FUND
                            SUBSCRIPTION AGREEMENT
                    --------------------------------------


     Lutheran Brotherhood Money Market Fund (the "Fund"), a series of The Lutheran Brotherhood Family of Funds, an unincorporated association of the type commonly referred to as a business trust organized under the laws of the State of Delaware (the "Trust"), and Lutheran Brotherhood Money Market Fund, Inc., an unincorporated association of the type commonly referred to as a business trust organized under the laws of the Commonwealth of Massachusetts (the "Purchaser"), hereby agree with each other as follows:

     1. The Fund hereby offers the Purchaser and the Purchaser hereby purchases one (1) share of beneficial interest, $.001 par value per share, of the Fund (the "Share") at a price of $10.00. The Fund hereby acknowledges receipt from the Purchaser of payment in full for the Share.

     2. The Purchaser represents and warrants to the Fund that in connection with its purchase of the Share hereunder, it understands that:
(i) the Share has not been registered under the Securities Act of 1933, as amended (the "1933 Act"); (ii) the sale of the Share to the Purchaser is made in reliance on such sale being exempt under Section 4(2) of the 1933 Act as not involving any public offering; and (iii) in part, the reliance of the Fund on such exemption is predicated on the representation, which the Purchaser hereby confirms, that the Purchaser is acquiring the Share for investment for its own account as the sole beneficial owner thereof, and not with a view to or in connection with any resale or distribution of the Share or of any interest therein. The Purchaser hereby agrees that it will not sell, assign or transfer the Share or any interest therein unless and until the Share has been registered under the 1933 Act or the Fund has received an opinion of counsel indicating that said sale, assignment or transfer will not violate the provisions of the 1933 Act or any rules or regulations promulgated thereunder.

     3. The names "The Lutheran Brotherhood Family of Funds", "Lutheran Brotherhood Money Market Fund", "Trustees of The Lutheran Brotherhood Family of Funds" and "Trustees of Lutheran Brotherhood Money Market Fund" refer, respectively, to the Trust, the Fund, and the Trustees of the Trust as trustees but not individually or personally, acting from time to time under the Trust's Master Trust Agreement dated July 15, 1993, which is hereby referred to and a copy of which is on file at the principal office of the Trust. The obligations of "The Lutheran Brotherhood Family of Funds" and the "Lutheran Brotherhood Money Market Fund" entered into in the name or on behalf thereof by any of the Trustees, representatives or agents of the Trust or the Fund are made not individually, but in such capacities, and are not binding upon any of the Trustees, holders of shares of beneficial interest of the Fund or representatives of the Trustees personally, but bind only the Trust assets, and all persons dealing with the Fund or the Trust must look solely to the Trust property for the enforcement of any claims against the Fund or the Trust.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the 21st day of July, 1993.
      --------


                                              THE LUTHERAN BROTHERHOOD
                                              FAMILY OF FUNDS, on behalf
                                              of its Lutheran Brotherhood
                                              Money Market Fund series


                                              By:  /s/Rolf F. Bjelland
                                                 ---------------------------



                                              LUTHERAN BROTHERHOOD
                                              MONEY MARKET FUND


                                              By:  /s/Rolf F. Bjelland
                                                 ---------------------------

                  LUTHERAN BROTHERHOOD OPPORTUNITY GROWTH FUND
                           SUBSCRIPTION AGREEMENT
                  --------------------------------------------


     Lutheran Brotherhood Opportunity Growth Fund (the "Fund"), a series of The Lutheran Brotherhood Family of Funds, an unincorporated association of the type commonly referred to as a business trust organized under the laws of the State of Delaware (the "Trust"), and Lutheran Brotherhood Opportunity Growth Fund, Inc., a corporation organized under the laws of the State of Minnesota (the "Purchaser"), hereby agree with each other as follows:

     1. The Fund hereby offers the Purchaser and the Purchaser hereby purchases one (1) share of beneficial interest, $.001 par value per share, of the Fund (the "Share") at a price of $10.00. The Fund hereby acknowledges receipt from the Purchaser of payment in full for the Share.

     2. The Purchaser represents and warrants to the Fund that in connection with its purchase of the Share hereunder, it understands that:
(i) the Share has not been registered under the Securities Act of 1933, as amended (the "1933 Act"); (ii) the sale of the Share to the Purchaser is made in reliance on such sale being exempt under Section 4(2) of the 1933 Act as not involving any public offering; and (iii) in part, the reliance of the Fund on such exemption is predicated on the representation, which the Purchaser hereby confirms, that the Purchaser is acquiring the Share for investment for its own account as the sole beneficial owner thereof, and not with a view to or in connection with any resale or distribution of the Share or of any interest therein. The Purchaser hereby agrees that it will not sell, assign or transfer the Share or any interest therein unless and until the Share has been registered under the 1933 Act or the Fund has received an opinion of counsel indicating that said sale, assignment or transfer will not violate the provisions of the 1933 Act or any rules or regulations promulgated thereunder.

     3. The names "The Lutheran Brotherhood Family of Funds", "Lutheran Brotherhood Opportunity Growth Fund", "Trustees of The Lutheran Brotherhood Family of Funds" and "Trustees of Lutheran Brotherhood Opportunity Growth Fund" refer, respectively, to the Trust, the Fund, and the Trustees of the Trust as trustees but not individually or personally, acting from time to time under the Trust's Master Trust Agreement dated July 15, 1993, which is hereby referred to and a copy of which is on file at the principal office of the Trust. The obligations of "The Lutheran Brotherhood Family of Funds" and the "Lutheran Brotherhood Opportunity Growth Fund" entered into in the name or on behalf thereof by any of the Trustees, representatives or agents of the Trust or the Fund are made not individually, but in such capacities, and are not binding upon any of the Trustees, holders of shares of beneficial interest of the Fund or representatives of the Trustees personally, but bind only the Trust assets, and all persons dealing with the Fund or the Trust must look solely to the Trust property for the enforcement of any claims against the Fund or the Trust.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the 21st day of July, 1993.
      --------


                                              THE LUTHERAN BROTHERHOOD
                                              FAMILY OF FUNDS, on behalf
                                              of its Lutheran Brotherhood
                                              Opportunity Growth Fund series


                                              By:  /s/Rolf F. Bjelland
                                                 ---------------------------



                                              LUTHERAN BROTHERHOOD
                                              OPPORTUNITY GROWTH FUND, INC.


                                              By:  /s/Rolf F. Bjelland
                                                 ---------------------------

                   LUTHERAN BROTHERHOOD MUNICIPAL BOND FUND
                           SUBSCRIPTION AGREEMENT
                   ----------------------------------------


     Lutheran Brotherhood Municipal Bond Fund (the "Fund"), a series of The Lutheran Brotherhood Family of Funds, an unincorporated association of the type commonly referred to as a business trust organized under the laws of the State of Delaware (the "Trust"), and Lutheran Brotherhood Municipal Bond Fund, Inc., a corporation organized under the laws of the State of Minnesota (the "Purchaser"), hereby agree with each other as follows:

     1. The Fund hereby offers the Purchaser and the Purchaser hereby purchases one (1) share of beneficial interest, $.001 par value per share, of the Fund (the "Share") at a price of $10.00. The Fund hereby acknowledges receipt from the Purchaser of payment in full for the Share.

     2. The Purchaser represents and warrants to the Fund that in connection with its purchase of the Share hereunder, it understands that:
(i) the Share has not been registered under the Securities Act of 1933, as amended (the "1933 Act"); (ii) the sale of the Share to the Purchaser is made in reliance on such sale being exempt under Section 4(2) of the 1933 Act as not involving any public offering; and (iii) in part, the reliance of the Fund on such exemption is predicated on the representation, which the Purchaser hereby confirms, that the Purchaser is acquiring the Share for investment for its own account as the sole beneficial owner thereof, and not with a view to or in connection with any resale or distribution of the Share or of any interest therein. The Purchaser hereby agrees that it will not sell, assign or transfer the Share or any interest therein unless and until the Share has been registered under the 1933 Act or the Fund has received an opinion of counsel indicating that said sale, assignment or transfer will not violate the provisions of the 1933 Act or any rules or regulations promulgated thereunder.

     3. The names "The Lutheran Brotherhood Family of Funds", "Lutheran Brotherhood Municipal Bond Fund", "Trustees of The Lutheran Brotherhood Family of Funds" and "Trustees of Lutheran Brotherhood Municipal Bond Fund" refer, respectively, to the Trust, the Fund, and the Trustees of the Trust as trustees but not individually or personally, acting from time to time under the Trust's Master Trust Agreement dated July 15, 1993, which is hereby referred to and a copy of which is on file at the principal office of the Trust. The obligations of "The Lutheran Brotherhood Family of Funds" and the "Lutheran Brotherhood Municipal Bond Fund" entered into in the name or on behalf thereof by any of the Trustees, representatives or agents of the Trust or the Fund are made not individually, but in such capacities, and are not binding upon any of the Trustees, holders of shares of beneficial interest of the Fund or representatives of the Trustees personally, but bind only the Trust assets, and all persons dealing with the Fund or the Trust must look solely to the Trust property for the enforcement of any claims against the Fund or the Trust.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the 21st day of July, 1993.
      --------


                                              THE LUTHERAN BROTHERHOOD
                                              FAMILY OF FUNDS, on behalf
                                              of its Lutheran Brotherhood
                                              Municipal Bond Fund series


                                              By:  /s/Rolf F. Bjelland
                                                 ---------------------------



                                              LUTHERAN BROTHERHOOD
                                              MUNICIPAL BOND FUND, INC.


                                              By:  /s/Rolf F. Bjelland
                                                 ---------------------------

                    LUTHERAN BROTHERHOOD HIGH YIELD FUND
                          SUBSCRIPTION AGREEMENT
                    ------------------------------------


     Lutheran Brotherhood High Yield Fund (the "Fund"), a series of The Lutheran Brotherhood Family of Funds, an unincorporated association of the type commonly referred to as a business trust organized under the laws of the State of Delaware (the "Trust"), and Lutheran Brotherhood High Yield Fund, Inc., a corporation organized under the laws of the State of Minnesota (the "Purchaser"), hereby agree with each other as follows:

     1. The Fund hereby offers the Purchaser and the Purchaser hereby purchases one (1) share of beneficial interest, $.001 par value per share, of the Fund (the "Share") at a price of $10.00. The Fund hereby acknowledges receipt from the Purchaser of payment in full for the Share.

     2. The Purchaser represents and warrants to the Fund that in connection with its purchase of the Share hereunder, it understands that:
(i) the Share has not been registered under the Securities Act of 1933, as amended (the "1933 Act"); (ii) the sale of the Share to the Purchaser is made in reliance on such sale being exempt under Section 4(2) of the 1933 Act as not involving any public offering; and (iii) in part, the reliance of the Fund on such exemption is predicated on the representation, which the Purchaser hereby confirms, that the Purchaser is acquiring the Share for investment for its own account as the sole beneficial owner thereof, and not with a view to or in connection with any resale or distribution of the Share or of any interest therein. The Purchaser hereby agrees that it will not sell, assign or transfer the Share or any interest therein unless and until the Share has been registered under the 1933 Act or the Fund has received an opinion of counsel indicating that said sale, assignment or transfer will not violate the provisions of the 1933 Act or any rules or regulations promulgated thereunder.

     3. The names "The Lutheran Brotherhood Family of Funds", "Lutheran Brotherhood High Yield Fund", "Trustees of The Lutheran Brotherhood Family of Funds" and "Trustees of Lutheran Brotherhood High Yield Fund" refer, respectively, to the Trust, the Fund, and the Trustees of the Trust as trustees but not individually or personally, acting from time to time under the Trust's Master Trust Agreement dated July 15, 1993, which is hereby referred to and a copy of which is on file at the principal office of the Trust. The obligations of "The Lutheran Brotherhood Family of Funds" and the "Lutheran Brotherhood High Yield Fund" entered into in the name or on behalf thereof by any of the Trustees, representatives or agents of the Trust or the Fund are made not individually, but in such capacities, and are not binding upon any of the Trustees, holders of shares of beneficial interest of the Fund or representatives of the Trustees personally, but bind only the Trust assets, and all persons dealing with the Fund or the Trust must look solely to the Trust property for the enforcement of any claims against the Fund or the Trust.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the 21st day of July, 1993.
      --------


                                              THE LUTHERAN BROTHERHOOD
                                              FAMILY OF FUNDS, on behalf
                                              of its Lutheran Brotherhood
                                              High Yield Fund series


                                              By:  /s/Rolf F. Bjelland
                                                 ---------------------------



                                              LUTHERAN BROTHERHOOD
                                              HIGH YIELD FUND, INC.


                                              By:  /s/Rolf F. Bjelland
                                                 ---------------------------

                       LUTHERAN BROTHERHOOD INCOME FUND
                            SUBSCRIPTION AGREEMENT
                       --------------------------------


     Lutheran Brotherhood Income Fund (the "Fund"), a series of The Lutheran Brotherhood Family of Funds, an unincorporated association of the type commonly referred to as a business trust organized under the laws of the State of Delaware (the "Trust"), and Lutheran Brotherhood Income Fund, Inc., a corporation organized under the laws of the State of Minnesota (the "Purchaser"), hereby agree with each other as follows:

     1. The Fund hereby offers the Purchaser and the Purchaser hereby purchases one (1) share of beneficial interest, $.001 par value per share, of the Fund (the "Share") at a price of $10.00. The Fund hereby acknowledges receipt from the Purchaser of payment in full for the Share.

     2. The Purchaser represents and warrants to the Fund that in connection with its purchase of the Share hereunder, it understands that:
(i) the Share has not been registered under the Securities Act of 1933, as amended (the "1933 Act"); (ii) the sale of the Share to the Purchaser is made in reliance on such sale being exempt under Section 4(2) of the 1933 Act as not involving any public offering; and (iii) in part, the reliance of the Fund on such exemption is predicated on the representation, which the Purchaser hereby confirms, that the Purchaser is acquiring the Share for investment for its own account as the sole beneficial owner thereof, and not with a view to or in connection with any resale or distribution of the Share or of any interest therein. The Purchaser hereby agrees that it will not sell, assign or transfer the Share or any interest therein unless and until the Share has been registered under the 1933 Act or the Fund has received an opinion of counsel indicating that said sale, assignment or transfer will not violate the provisions of the 1933 Act or any rules or regulations promulgated thereunder.

     3. The names "The Lutheran Brotherhood Family of Funds", "Lutheran Brotherhood Income Fund", "Trustees of The Lutheran Brotherhood Family of Funds" and "Trustees of Lutheran Brotherhood Income Fund" refer, respectively, to the Trust, the Fund, and the Trustees of the Trust as trustees but not individually or personally, acting from time to time under the Trust's Master Trust Agreement dated July 15, 1993, which is hereby referred to and a copy of which is on file at the principal office of the Trust. The obligations of "The Lutheran Brotherhood Family of Funds" and the "Lutheran Brotherhood Income Fund" entered into in the name or on behalf thereof by any of the Trustees, representatives or agents of the Trust or the Fund are made not individually, but in such capacities, and are not binding upon any of the Trustees, holders of shares of beneficial interest of the Fund or representatives of the Trustees personally, but bind only the Trust assets, and all persons dealing with the Fund or the Trust must look solely to the Trust property for the enforcement of any claims against the Fund or the Trust.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the 21st day of July, 1993.
      --------


                                              THE LUTHERAN BROTHERHOOD
                                              FAMILY OF FUNDS, on behalf
                                              of its Lutheran Brotherhood
                                              Income Fund series


                                              By:  /s/Rolf F. Bjelland
                                                 ---------------------------



                                              LUTHERAN BROTHERHOOD
                                              INCOME FUND, INC.


                                              By:  /s/Rolf F. Bjelland
                                                 ---------------------------

                         LUTHERAN BROTHERHOOD FUND
                          SUBSCRIPTION AGREEMENT
                         -------------------------


     Lutheran Brotherhood Fund (the "Fund"), a series of The Lutheran Brotherhood Family of Funds, an unincorporated association of the type commonly referred to as a business trust organized under the laws of the State of Delaware (the "Trust"), and Lutheran Brotherhood Fund, Inc., a corporation organized under the laws of the State of Minnesota (the "Purchaser"), hereby agree with each other as follows:

     1. The Fund hereby offers the Purchaser and the Purchaser hereby purchases one (1) share of beneficial interest, $.001 par value per share, of the Fund (the "Share") at a price of $10.00. The Fund hereby acknowledges receipt from the Purchaser of payment in full for the Share.

     2. The Purchaser represents and warrants to the Fund that in connection with its purchase of the Share hereunder, it understands that:
(i) the Share has not been registered under the Securities Act of 1933, as amended (the "1933 Act"); (ii) the sale of the Share to the Purchaser is made in reliance on such sale being exempt under Section 4(2) of the 1933 Act as not involving any public offering; and (iii) in part, the reliance of the Fund on such exemption is predicated on the representation, which the Purchaser hereby confirms, that the Purchaser is acquiring the Share for investment for its own account as the sole beneficial owner thereof, and not with a view to or in connection with any resale or distribution of the Share or of any interest therein. The Purchaser hereby agrees that it will not sell, assign or transfer the Share or any interest therein unless and until the Share has been registered under the 1933 Act or the Fund has received an opinion of counsel indicating that said sale, assignment or transfer will not violate the provisions of the 1933 Act or any rules or regulations promulgated thereunder.

     3. The names "The Lutheran Brotherhood Family of Funds", "Lutheran Brotherhood Fund", "Trustees of The Lutheran Brotherhood Family of Funds" and "Trustees of Lutheran Brotherhood Fund" refer, respectively, to the Trust, the Fund, and the Trustees of the Trust as trustees but not individually or personally, acting from time to time under the Trust's Master Trust Agreement dated July 15, 1993, which is hereby referred to and a copy of which is on file at the principal office of the Trust. The obligations of "The Lutheran Brotherhood Family of Funds" and the "Lutheran Brotherhood Fund" entered into in the name or on behalf thereof by any of the Trustees, representatives or agents of the Trust or the Fund are made not individually, but in such capacities, and are not binding upon any of the Trustees, holders of shares of beneficial interest of the Fund or representatives of the Trustees personally, but bind only the Trust assets, and all persons dealing with the Fund or the Trust must look solely to the Trust property for the enforcement of any claims against the Fund or the Trust.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the 21st day of July, 1993.
      --------


                                              THE LUTHERAN BROTHERHOOD
                                              FAMILY OF FUNDS, on behalf
                                              of its Lutheran Brotherhood
                                              Fund series


                                              By:  /s/Rolf F. Bjelland
                                                 ---------------------------



                                              LUTHERAN BROTHERHOOD FUND


                                              By:  /s/Rolf F. Bjelland
                                                 ---------------------------